Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports First Quarter 2015 Earnings

Stamford, CT – May 7, 2015 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $25.9 million, or $1.77 per diluted share, for the three months ended March 31, 2015 compared to $28.0 million, or $1.94 per diluted share, for the comparable period in 2014. 2014 results included a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Syndicate, which was equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity. Excluding this gain, the first quarter 2014 net income per diluted share would have been $1.49.

Net operating earnings were $20.9 million, or $1.43 per diluted share, for the first quarter of 2015 compared to $20.9 million, or $1.45 per diluted share, for the comparable period in 2014.

Gross written premiums and net written premiums for the three months ended March 31, 2015 were $396.5 million and $289.0 million, respectively, a decrease of 6.2% and 7.3% from the comparable period in 2014, due to our decision to non-renew a $30 million crop reinsurance treaty.

The combined ratio for the three months ended March 31, 2015 was 92.3% compared to 92.2% for the comparable period in 2014.

Stan Galanski, President and Chief Executive Officer commented, “We are pleased to report a combined ratio of 92.3% for the first quarter of 2015, our ninth consecutive quarter of underwriting profit. Each of our three new underwriting segments – U.S. Insurance, International Insurance, and Global Reinsurance experienced profitable results in the quarter. We produced a 10.1% annualized return on equity which contributed to growth in book value of 2.6%, and we continue to achieve growth in our U.S. Casualty, International Marine, and International Management Liability and E&O divisions. Our new Continental European offices are off to a good start and we are developing additional property and casualty products both in the U.S. and in London.”

Stockholders’ equity was $1,053.6 million, or $73.21 per share, as of March 31, 2015 compared to $1,027.2 million, or $71.93 per share, as of December 31, 2014.

Net investment income for the three months ended March 31, 2015 was $16.3 million, a decrease of 2.1% from the comparable period in 2014. The annualized pre-tax investment yield, excluding net realized gains and losses, was 2.4% for the three months ended March 31, 2015, compared to 2.8% for the comparable period in 2014.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.7 years as of March 31, 2015. As of March 31, 2015, net unrealized gains within our investment portfolio were $74.4 million, an increase of $3.0 million compared to December 31, 2014.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

May 7, 2015

There were $5.6 million of net realized gains for the three months ended March 31, 2015, compared to $0.8 million for the same period in 2014.

Other income for the three months ended March 31, 2015 was $2.2 million, primarily consisting of a net foreign exchange gain, compared to $10.4 million in the first quarter of 2014; $10 million of which is the one-time foreign exchange gain noted above.

During the first quarter of 2015, we realigned our reporting segments from Insurance Companies, Lloyd’s Operations and Corporate to U.S. Insurance, International Insurance, Global Reinsurance and Corporate. We reclassified our international business from our previously reported Lloyd’s Operations segment to the International Insurance segment. We also reclassified our non-Lloyd’s business written internationally (primarily business written by the U.K. Branch) into this segment and have excluded Assumed Reinsurance. Our new Global Reinsurance business segment was previously reported within our U.S. Insurance and Lloyd’s Operations segments as Assumed Reinsurance. Our U.S. Insurance segment now excludes the U.K. Branch and Assumed Reinsurance. Our Corporate segment now includes investment income (loss), interest income (loss), foreign exchange gain (loss) and income tax benefit (expense), which are not allocated to the underwriting segments.

The Company will hold a conference call on Friday, May 8, 2015 starting at 8:30 a.m. ET to discuss the 2015 first quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888-240-9373) and the international dial-in is (913) 312-0956. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/7uazasdp

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

News Release

May 7, 2015

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
Results of Operations	2015	2014	Change

Gross written premiums	$396,460	$422,790	-6.2%
Net written premiums	288,958	311,850	-7.3%

Revenues:
Net earned premiums	236,132	225,272	4.8%
Net investment income	16,253	16,610	-2.1%
Net realized gains (losses)	5,596	833	NM
Other income	2,242	10,399	-78.4%

Total revenues	260,223	253,114	2.8%

Expenses:
Net losses and loss adjustment expenses	130,198	135,067	-3.6%
Commission expenses	32,905	25,727	27.9%
Other operating expenses	54,909	47,146	16.5%
Interest expense	3,855	3,852	0.1%

Total expenses	221,867	211,792	4.8%

Income before income taxes	38,356	41,322	-7.2%

Income tax expense (benefit)	12,427	13,354	-6.9%

Net income (loss)	$25,929	$27,968	-7.3%

Per Share Data
Net income per common share:
Basic	$1.81	$1.96	-7.7%
Diluted	$1.77	$1.94	-8.8%

Average common shares outstanding:
Basic	14,327,606	14,233,504
Diluted	14,637,837	14,408,416

Underwriting Ratios
Loss Ratio	55.1%	60.0%
Expense Ratio	37.2%	32.2%

Combined Ratio	92.3%	92.2%

Balance Sheet Data	Mar. 31, 2015	Dec. 31, 2014

Stockholders’ equity	$1,053,603	$1,027,224	2.6%
Book value per share	$73.21	$71.93	1.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	March 31, 2015	December 31, 2014
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015, $2,294,763; 2014, $2,323,959)	$2,345,225	$2,365,934
Equity securities, available-for-sale, at fair value (cost: 2015, $133,968; 2014, $154,843)	159,044	184,295
Short-term investments, at fair value (amortized cost: 2015: $243,730; 2014: $179,527)	242,553	179,506
Cash	90,016	90,751

Total investments and cash	2,836,838	2,820,486

Premiums receivable	396,357	342,479
Prepaid reinsurance premiums	244,599	237,851
Reinsurance recoverable on paid losses	55,990	51,347
Reinsurance recoverable on unpaid losses and loss adjustment expenses	828,799	851,498
Deferred policy acquisition costs	86,221	79,452
Accrued investment income	14,685	14,791
Goodwill and other intangible assets	6,785	7,013
Current income tax receivable, net	5,869	14,549
Receivable for investments sold	19	326
Other assets	42,663	44,384

Total assets	$4,518,825	$4,464,176

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,141,705	$2,159,634
Unearned premiums	825,740	766,167
Reinsurance balances payable	153,980	152,774
Senior notes	263,474	263,440
Deferred income tax, net	2,325	1,467
Payable for investments purchased	15,392	134
Accounts payable and other liabilities	62,606	93,336

Total liabilities	3,465,222	3,436,952

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,903,198 shares for 2015 and 17,792,846 shares for 2014	1,789	1,778
Additional paid-in capital	346,338	347,022
Treasury stock, at cost (3,511,380 shares for 2015 and 2014)	(155,801)	(155,801)
Retained earnings	813,595	787,666
Accumulated other comprehensive income	47,682	46,559

Total stockholders’ equity	1,053,603	1,027,224

Total liabilities and stockholders’ equity	$4,518,825	$4,464,176

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2015

($ in thousands)

	U.S.	International	Global
	Insurance	Insurance	Reinsurance	Corporate (1)	Total
Gross written premiums	$199,327	$122,427	$74,706	$—	$396,460
Ceded written premiums	(68,730)	(34,256)	(4,516)	—	(107,502)
Net written premiums	130,597	88,171	70,190	—	288,958

Net earned premiums	131,091	65,525	39,516	—	236,132
Net losses and loss adjustment expenses	(77,799)	(29,691)	(22,708)	—	(130,198)
Commission expenses	(14,345)	(11,413)	(7,298)	151	(32,905)
Other operating expenses	(33,688)	(17,009)	(4,212)	—	(54,909)
Other underwriting income (expenses)	196	—	10	(151)	55

Underwriting profit (loss)	$5,455	$7,412	$5,308	$—	$18,175

Net investment income				16,253	16,253
Net realized gains (losses)				5,596	5,596
Interest expense				(3,855)	(3,855)
Other income (expense)				2,187	2,187

Income before income taxes	$5,455	$7,412	$5,308	$20,181	$38,356

Income tax (expense) benefit				(12,427)	(12,427)

Net income (loss)					$25,929

Losses and loss adjustment expenses ratio	59.3%	45.3%	57.5%		55.1%
Commission expense ratio	10.9%	17.4%	18.5%		13.9%
Other operating expense ratio (2)	25.6%	26.0%	10.6%		23.3%

Combined ratio	95.8%	88.7%	86.6%		92.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2014

($ in thousands)

	U.S. Insurance	International Insurance	Global Reinsurance	Corporate (1)	Total
Gross written premiums	$198,348	$119,192	$105,250	$—	$422,790
Ceded written premiums	(65,066)	(42,582)	(3,292)	—	(110,940)
Net written premiums	133,282	76,610	101,958	—	311,850

Net earned premiums	115,190	62,054	48,028	—	225,272
Net losses and loss adjustment expenses	(72,964)	(31,220)	(30,883)	—	(135,067)
Commission expenses	(9,509)	(8,855)	(7,872)	509	(25,727)
Other operating expenses	(27,993)	(15,059)	(4,094)	—	(47,146)
Other underwriting income (expenses)	513	6	145	(509)	155

Underwriting profit (loss)	$5,237	$6,926	$5,324	$—	$17,487

Net investment income				16,610	16,610
Net realized gains (losses)				833	833
Interest expense				(3,852)	(3,852)
Other income (expense)				10,244	10,244

Income before income taxes	$5,237	$6,926	$5,324	$23,835	$41,322

Income tax (expense) benefit				(13,354)	(13,354)

Net income (loss)					$27,968

Losses and loss adjustment expenses ratio	63.3%	50.3%	64.3%		60.0%
Commission expense ratio	8.3%	14.3%	16.4%		11.4%
Other operating expense ratio (2)	23.9%	24.2%	8.2%		20.8%

Combined ratio	95.5%	88.8%	88.9%		92.2%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

($ in thousands)

	U.S. Insurance
	Q1 2015				Q1 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$40,835	$134,146	$24,346	$199,327	$43,025	$125,119	$30,204	$198,348	0.5%
Ceded written premiums	(16,286)	(39,558)	(12,886)	(68,730)	(9,170)	(46,156)	(9,740)	(65,066)	5.6%
Net written premiums	24,549	94,588	11,460	130,597	33,855	78,963	20,464	133,282	-2.0%

Net earned premiums	23,924	90,735	16,432	131,091	27,986	64,931	22,273	115,190	13.8%
Net losses and LAE	(10,188)	(58,047)	(9,564)	(77,799)	(14,683)	(44,349)	(13,932)	(72,964)	6.6%
Commission expenses	(4,032)	(8,556)	(1,757)	(14,345)	(2,547)	(3,945)	(3,017)	(9,509)	50.9%
Other operating expenses	(6,973)	(21,059)	(5,656)	(33,688)	(5,689)	(17,313)	(4,991)	(27,993)	20.3%
Other underwriting income (expenses)	151	44	1	196	201	266	46	513	-61.8%

Underwriting profit (loss)	$2,882	$3,117	$(544)	$5,455	$5,268	$(410)	$379	$5,237	4.2%

Losses and LAE ratio	42.6%	64.0%	58.2%	59.3%	52.5%	68.3%	62.6%	63.3%
Commission expense ratio	16.9%	9.4%	10.7%	10.9%	9.1%	6.1%	13.5%	8.3%
Other operating expense ratio (1)	28.5%	23.2%	34.4%	25.6%	19.6%	26.2%	22.2%	23.9%

Combined ratio	88.0%	96.6%	103.3%	95.8%	81.2%	100.6%	98.3%	95.5%

(1)	The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Q1 2015				Q1 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$67,410	$32,950	$22,067	$122,427	$61,982	$42,250	$14,960	$119,192	2.7%
Ceded written premiums	(10,822)	(16,129)	(7,305)	(34,256)	(12,394)	(24,464)	(5,724)	(42,582)	-19.6%
Net written premiums	56,588	16,821	14,762	88,171	49,588	17,786	9,236	76,610	15.1%

Net earned premiums	37,792	16,034	11,699	65,525	38,044	16,441	7,569	62,054	5.6%
Net losses and LAE	(19,511)	(4,880)	(5,300)	(29,691)	(19,697)	(6,957)	(4,566)	(31,220)	-4.9%
Commission expenses	(9,190)	(1,027)	(1,196)	(11,413)	(9,987)	1,191	(59)	(8,855)	28.9%
Other operating expenses	(6,695)	(5,984)	(4,330)	(17,009)	(6,415)	(5,280)	(3,364)	(15,059)	13.0%
Other underwriting income (expenses)	—	—	—	—	6	—	—	6	NM

Underwriting profit (loss)	$2,396	$4,143	$873	$7,412	$1,951	$5,395	$(420)	$6,926	7.0%

Losses and LAE ratio	51.6%	30.4%	45.3%	45.3%	51.8%	42.3%	60.3%	50.3%
Commission expense ratio	24.4%	6.4%	10.2%	17.4%	26.4%	-7.2%	0.8%	14.3%
Other operating expense ratio (1)	17.8%	37.4%	37.1%	26.0%	16.8%	32.1%	44.5%	24.2%

Combined ratio	93.8%	74.2%	92.6%	88.7%	95.0%	67.2%	105.6%	88.8%

NM	- Percentage change not meaningful
(1)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
US Insurance:
Loss and LAE payments	$62,734	$49,655	47.8%	43.1%
Change in reserves	15,065	23,309	11.5%	20.2%

Net incurred loss and LAE	77,799	72,964	59.3%	63.3%

International Insurance:
Loss and LAE payments	35,537	31,708	54.2%	51.1%
Change in reserves	(5,846)	(488)	-8.9%	-0.8%

Net incurred loss and LAE	29,691	31,220	45.3%	50.3%

Global Reinsurance:
Loss and LAE payments	21,212	19,291	53.7%	40.2%
Change in reserves	1,496	11,592	3.8%	24.1%

Net incurred loss and LAE	22,708	30,883	57.5%	64.3%

Total
Loss and LAE payments	119,483	100,654	50.6%	44.7%
Change in reserves	10,715	34,413	4.5%	15.3%

Net incurred loss and LAE	$130,198	$135,067	55.1%	60.0%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development For the Three Months Ended:	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
US Insurance	$6,409	$(437)	2.7%	-0.3%
International Insurance	6,191	573	2.6%	0.3%
Global Reinsurance	(1)	(98)	0.0%	0.0%

Total	$12,599	$38	5.3%	0.0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

Net Loss Reserves, March 31, 2015:	Case Reserves	IBNR Reserves	Total
US Insurance:
Marine	$75,586	$62,905	$138,491
Property Casualty	145,540	419,345	564,885
Professional Liability	47,533	81,093	128,626

Total US Insurance	268,659	563,343	832,002

International Insurance:
Marine	172,408	69,630	242,038
Property Casualty	35,320	22,257	57,577
Professional Liability	7,477	51,229	58,706

Total International Insurance	215,205	143,116	358,321

Global Reinsurance	30,371	92,211	122,582

Total Net Loss Reserves	$514,235	$798,670	$1,312,905

Net Loss Reserves, December 31, 2014	Case Reserves	IBNR Reserves	Total
US Insurance:
Marine	$74,699	$64,390	$139,089
Property Casualty	144,334	391,643	535,977
Professional Liability	56,501	85,369	141,870

Total US Insurance	275,534	541,402	816,936

International Insurance:
Marine	168,575	75,673	244,248
Property Casualty	41,695	21,391	63,086
Professional Liability	12,466	49,712	62,178

Total International Insurance	222,736	146,776	369,512

Global Reinsurance	31,108	90,580	121,688

Total Net Loss Reserves	$529,378	$778,758	$1,308,136

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2015

As of March 31, 2015, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.7 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our cash and investments as of March 31, 2015:

March 31, 2015	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$310,389	$4,858	$(8,732)	$314,263
States, municipalities and political subdivisions	547,664	19,989	(321)	527,996
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	364,468	9,975	(589)	355,082
Residential mortgage obligations	33,116	1,079	(117)	32,154
Asset-backed securities	216,475	814	(554)	216,215
Commercial mortgage-backed securities	231,703	7,789	(28)	223,942

Subtotal	845,762	19,657	(1,288)	827,393

Corporate bonds	641,410	17,231	(932)	625,111

Total fixed maturities	2,345,225	61,735	(11,273)	2,294,763

Equity securities	159,044	26,113	(1,037)	133,968

Short-term investments	242,553	20	(1,197)	243,730

Total	$2,746,822	$87,868	$(13,507)	$2,672,461